THE SHARES OF COMMON STOCK SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND TRANSFER OF SUCH SHARES IS RESTRICTED BY THE TERMS OF THIS AGREEMENT.


                             SUBSCRIPTION AGREEMENT


      This SUBSCRIPTION AGREEMENT (the "Agreement") is made by and between the subscriber hereto (the "Subscriber") and Calypte Biomedical Corporation, a Delaware corporation (the "Company").

      The Subscriber hereby agrees to purchase, and the Company hereby agrees to issue and to sell to the Subscriber, the number of shares (the "Shares") of common stock of the Company, par value $.03 per share (the "Common Stock") set forth on the signature page, for a purchase price in cash equal to $0.18 per share (the aggregate amount to be paid by the Subscriber shall be referred to as the "Purchase Price"). After acceptance of this agreement (the "Agreement") by the Company and payment and delivery by the Subscriber to the Company of the Purchase Price in the form of wire transfer pursuant to the terms of Section 7(b) of this Agreement, the Company shall issue and deliver to the Subscriber the Shares.

      NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

      1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

            (a) Information on Company. The Subscriber has been furnished with the Company's Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Commission") together with all subsequently filed Forms 10-QSB, 8-K, Proxy Statement, and other publicly available filings made with the Commission (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested (such information in writing is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of purchasing the Shares.

            (b) Information on Subscriber. The Subscriber is and was not a "U.S. person," as defined in Regulation S of the Securities Act of 1933, as amended (the "1933 Act"), at the time the offer or sale of the Shares is made. Additionally, the Subscriber is an "accredited investor," as such term is defined in Regulation D of the 1933 Act or is part of a group of companies that is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber is a natural person or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Subscriber of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if the Subscriber is not a corporation, such partnership, limited liability company or other applicable like action, on the part of the Subscriber. This Agreement has been duly executed by the Subscriber and when delivered by the Subscriber in accordance with terms hereof, will constitute the valid and legally binding obligation of the Subscriber, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

            (c) Purchase of Shares and Investment Intent. On the Closing Date, the Subscriber will purchase the Shares for its own account for the Purchase Price. The Subscriber is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to the Subscriber's right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time. Such Investor is acquiring the Shares hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Shares. The Subscriber also represents that its purchase of the Shares is intended to be made as an "Offshore Transaction" as defined in Regulation S.

            (d) Compliance with Securities Act. The Subscriber understands and agrees that the Shares have not been registered under the 1933 Act, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Shares must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

            (e) Legend on Shares. The Shares shall bear the following legend, unless the Shares shall have been included in an effective registration statement under the 1933 Act:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CALYPTE BIOMEDICAL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

            (f) Communication of Offer. The offer to sell the Shares was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

            (g) Certain Trading Activities. The Subscriber has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Subscriber, engaged in any trading in any securities of the Company (including, without limitations, any Short Sales (defined below) involving the Company's securities) during the 20 trading days immediately preceding the Closing. For purposes of this Section, "Short Sales" include, without limitation, all "short sales" as defined in Rule 3b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and include all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement. As of the date of this Agreement, the Subscriber has no open short position in the Common Stock, and covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any Short Sales prior to the public disclosure of the material terms of this transaction by the Company.

            (h) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

      2. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

            (a) Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

            (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

            (c) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

            (d) Shares Duly Authorized. The Shares when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

            (e) Stop Transfer. The Shares are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of the Stock, except as may be required by federal securities laws.

            (f) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation S or D under the Act) in connection with the offer or sale of the Shares.

      3. Regulation S Offering. This Offering is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Regulation S thereunder.

      4. Reissuance of Shares. The Company, or any of its affiliates, the legend set forth in Section 1(e) above at such time as (a) the holder thereof is permitted to and disposes of such Shares pursuant to Rule 144(d) and/or Rule 144(k) of the 1933 Act in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale of the Shares pursuant to an effective registration statement under the 1933 Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) of the 1933 Act and provide legal opinions necessary to allow such resales provided the Company and its counsel receive requested written representations from the Subscriber and selling broker, if any.

      5. "Piggy-Back" Registration Rights.

            (a) The Company agrees that when it registers any Common Stock under the Securities Act by registration on Form SB-2 or other similar form for sale for the account of one or more holders of Common Stock, the Company will register the Shares in such registration statement. The Company will pay all expenses incident to the registration of the Shares hereunder and the Company's performance of or compliance with this Agreement.

            (b) The Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and state securities laws.

      6. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

      7. Miscellaneous.

            (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to Calypte Biomedical Corporation, 5 Centerpointe Drive, Suite 400, Lake Oswego, Oregon 97035, facsimile number: (917) 204-0284, and (ii) if to the Subscriber, to the name, address and facsimile number set forth on the signature page hereto.

            (b) Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on June 16, 2006 at 5:00 p.m. (Pacific Standard Time) or such other location and time as may be determined by the Company at the offices of Paula Winner Barnett, Esq., 17967 Boris Drive, Encino, California, 91316. At the Closing, the Subscriber shall deliver to the Company the Purchase Price in United States dollars and in immediately available funds, by wire transfer to the following account:

      Pay to:                            FC - Silicon Valley Bank
                                         3003 Tasman Drive
                                         Santa Clara, CA 95054, USA
      Routing & Transit #:               \\FW:121140399
                                         --------------
      Swift Code:                        SVBKUS6S
      For Credit of:                     Calypte Biomedical Corporation
      Final Credit Account #:            FNC - 3300349200

            (c) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without the written consent of the other party.

            (d) Execution. This Agreement may be executed in separate counterparts, each of which shall be deemed an original and both of which shall constitute one and the same document. This Agreement may be executed by facsimile transmission.

            (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Oregon or in the federal courts located in the state of Oregon. Both parties and the individuals executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

            (f) Specific Enforcement, Consent to Jurisdiction. The Company and the Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 7(e) hereof, each of the Company and the Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.


                  [REMAINDER OF PAGE INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties have hereby executed this Agreement as of the day set forth in the acceptance set forth below.


                                        SUBSCRIBER NAME:
-----------------------------------
Number of Shares which Subscriber
Desires to Purchase

                                        By:
-----------------------------------        -------------------------------------
Dollar Amount of Subscription
Tendered by Subscriber

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City and State)              (Zip Code)

                                        ----------------------------------------
                                        Telephone Number


                                   ACCEPTANCE


      The foregoing subscription is hereby accepted, subject to the terms and conditions hereof, as of June __, 2006.



------------------------------------    CALYPTE BIOMEDICAL CORPORATION
Amount of Subscription Accepted


                                        By:
------------------------------------       -------------------------------------
Number of Shares                           Name:  Roger I. Gale
                                           Title:  Chief Executive Officer